UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2021

ESPORTS ENTERTAINMENT GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39262	26-3062752
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Penthouse Office

13/14 Mannarino Road

Birkirkara, Malta, BKR 9080

(Address of principal executive offices)

356 2757 7000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock Common Stock Purchase Warrants	GMBL GMBLW	The Nasdaq Stock Market LLC The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 2.01 Completion of Acquisition or Disposition of Assets.

Helix Holdings, LLC Purchase Agreement Closing

As previously reported on January 27, 2021 and May 26, 2021 (the “Prior Reports”), Esports Entertainment Group, Inc. (the “Company”) entered into an equity purchase agreement dated January 22, 2021, as amended on May 21, 2021 (the “Helix Purchase Agreement”), by and among the Company, Helix Holdings, LLC, a limited liability company incorporated under the laws of Delaware (“Helix”), and the equity holders of Helix (the “Helix Equity Holders”), whereby the Company would acquire from the Helix Equity Holders, all of the issued and outstanding membership units of Helix (the “Helix Interests”), making Helix a wholly owned subsidiary of the Company.

On June 1, 2021, the Company, Helix and the Helix Equity Holders, having met all conditions precedent in the Helix Purchase Agreement, consummated the closing for the Helix Interests (the “Helix Closing”). Pursuant to the Helix Purchase Agreement, as consideration for the Helix Interests, the Company paid the Helix Equity Holders at the Helix Closing: (i) $10,000,000 in cash (the “Helix Cash Consideration”) and $7,000,000 in stock (the “Helix Stock Consideration”) through the issuance of 528,302 shares of the Company’s common stock, par value $0.0001 per share, valued at $13.25 per share. In connection with the Helix Cash Consideration, the Company received credit for certain loans and operating expense payments made by the Company to Helix during 2020 and 2021.

At the Helix Closing, $1,609,349 of the Helix Cash Consideration was placed in an escrow account pursuant to a June 1, 2021, Indemnification Escrow Agreement, by and among the Company, Helix, the Helix Equity Holders and Lucosky Brookman LLP, as escrow agent (the “Helix Indemnification Escrow Agreement), as security for potential obligations of the Helix Equity Holders for damages which the Company and related persons may incur in connection with certain indemnifiable events set forth in the Helix Purchase Agreement. The foregoing description contains only a brief description of the material terms and does not purport to be a complete description of the rights and obligations of the parties to the Helix Indemnification Escrow Agreement, and such description is qualified in its entirety by reference to the full text of the Helix Indemnification Escrow Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

At the Helix Closing, the Helix Equity Holders assigned and transferred the Helix Interests to the Company pursuant to the terms and provisions of that certain Assignment of Membership Interest dated as of June 1, 2021 (the “Helix Assignment Agreement”) by and among the Company, as assignee, and the Helix Equity Holders, as assignors. The full text of the Helix Assignment Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Additionally, at the Helix Closing, the Company entered into Employment Agreements (the “Helix Employment Agreements”) and Non-Compete, Non-Solicitation and Non-Disclosure Agreements (the “Helix Non-Competes”) with certain key employees of Helix, including those key employees identified in Exhibit A to the Helix Purchase Agreement. The Helix Employment Agreements generally provide for, among other things, a base annual salary, benefits and perquisites consistent with that which the Company provides to similarly situated employees, the right to participate in Company benefit plans, paid vacation time, expense reimbursement and a lump sum payment to the employee (generally equal to one month of pay) in the event such employee is terminated by the Company without cause or for good reason. Each Helix Employment Agreement has a one-year term and is subject to annual renewals for additional one-year terms unless terminated by the Company or the employee at least 90 days prior to the end of the existing term. The Helix Non-Competes restrict the employee from working with a competitor of the Company, or soliciting any of the Company’s employees, suppliers or any person that has a material relationship with the Company during the term of employment and for one year after such employee’s termination. The Helix Non-Competes include customary confidentiality provisions. The foregoing description contains only a brief description of the material terms and does not purport to be a complete description of the rights and obligations of the parties to the Helix Employment Agreements and Helix Non-Competes, and such description is qualified in its entirety by reference to the full text of the Company’s form of Employment Agreement and form of Non-Compete, Non-Solicitation and Non-Disclosure Agreement, a copy of which is filed as Exhibit 10.3 and 10.4, respectively, to this Current Report on Form 8-K and is incorporated herein by reference.

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The Helix Purchase Agreement contains customary representations, warranties, covenants, indemnification and other terms for transactions of a similar nature.

The foregoing description contains only a brief description of the material terms and does not purport to be a complete description of the rights and obligations of the parties to the Helix Purchase Agreement, and such description is qualified in its entirety by reference to the full text of (i)the Helix Purchase Agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Form 8-K dated January 22,2021 and filed with the SEC on January 27,2021, and (ii) Amendment No. 1 to the Helix Purchase Agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Form 8-K dated May 21,2021 and filed with the SEC on May 26, 2021, each of which is incorporated herein by reference.

ggCIRCUIT LLC Purchase Agreement Closing

As previously reported on January 27, 2021 and May 26, 2021(the “Prior Reports”), the Company entered into an equity purchase agreement dated January 22, 2021, as amended on May 21, 2021 (the “GGC Purchase Agreement”), by and among the Company, ggCIRCUIT LLC, an Indiana limited liability company (“GGC”), and the equity holders of GGC (the “GGC Equity Holders”), whereby the Company would acquire from the GGC Equity Holders all of the issued and outstanding membership units of GGC (the “GGC Interests”), making GGC a wholly owned subsidiary of the Company.

On June 1, 2021, the Company, GGC and the GGC Equity Holders, having met all conditions precedent in the GGC Purchase Agreement, consummated the closing for the GGC Interests (the “GGC Closing”). Pursuant to the GGC Purchase Agreement, as consideration for the GGC Interests, the Company paid the GGC Equity Holders at the GGC Closing: (i) $15,000,000 in cash (the “GGC Cash Consideration”) and $11,000,000 in stock (the “GGC Stock Consideration”) through the issuance of 830,189 shares of the Company’s common stock, par value $0.0001 per share, valued at $13.25 per share. In connection with the GGC Cash Consideration, the Company received credit for certain loans and operating expense payments made by the Company to GGC during 2020 and 2021.

At the GGC Closing, $2,457,548 of the GGC Cash Consideration was placed in an escrow account pursuant to a June 1, 2021, Indemnification Escrow Agreement, by and among the Company, GGC, the GGC Equity Holders and Lucosky Brookman LLP, as escrow agent (the “GGC Indemnification Escrow Agreement), as security for potential obligations of the GGC Equity Holders for damages which the Company and related persons may incur in connection with certain indemnifiable events set forth in the GGC Purchase Agreement. The foregoing description contains only a brief description of the material terms and does not purport to be a complete description of the rights and obligations of the parties to the GGC Indemnification Escrow Agreement, and such description is qualified in its entirety by reference to the full text of the GGC Indemnification Escrow Agreement, a copy of which is filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference.

At the GGC Closing, the GGC Equity Holders assigned and transferred the GGC Interests to the Company pursuant to the terms and provisions of that certain Assignment of Membership Interest dated as of June 1, 2021 (the “GGC Assignment Agreement”) by and among the Company, as assignee, and the GGC Equity Holders, as assignors. The full text of the GGC Assignment Agreement is filed as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated herein by reference.

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Additionally, at the GGC Closing, the Company entered into Non-Compete, Non-Solicitation and Non-Disclosure Agreements (the “GGC Non-Competes”) with certain key employees of GGC, including those key employees identified in Exhibit A to the GGC Purchase Agreement . The GGC Non-Competes are similar in all material respects to the Helix Non-Competes. They restrict the employee from working with a competitor of the Company, or soliciting any of the Company’s employees, suppliers or any person that has a material relationship with the Company during the term of employment and for one year after such employee’s termination. The GGC Non-Competes include customary confidentiality provisions. The foregoing description contains only a brief description of the material terms and does not purport to be a complete description of the rights and obligations of the parties to the GGC Non-Competes, and such description is qualified in its entirety by reference to the full text of the Company’s form of Non-Compete, Non-Solicitation and Non-Disclosure Agreement, a copy of which is filed as Exhibit 10.4, to this Current Report on Form 8-K and is incorporated herein by reference. As set forth in Exhibit A to the GGC Purchase Agreement, the Company assumed the existing employment arrangements between the key employees of GGC identified in Exhibit A and GGC, the principal terms of which are set forth therein.

The GGC Purchase Agreement contains customary representations, warranties, covenants, indemnification and other terms for transactions of a similar nature.

The foregoing description contains only a brief description of the material terms and does not purport to be a complete description of the rights and obligations of the parties to the GGC Purchase Agreement, and such description is qualified in its entirety by reference to the full text of (i) the GGC Purchase Agreement, a copy of which was filed as Exhibit 10.2 to the Company’s Form 8-K dated January 22,2021 and filed with the SEC on January 27,2021, and (ii) Amendment No. 1 to the GGC Purchase Agreement, a copy of which was filed as Exhibit 10.2 to the Company’s Form 8-K dated May 21,2021 and filed with the SEC on May 26,2021, each of which is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information included in Item 2.01 of this Current Report is also incorporated by reference into this Item 3.02 of this Current Report to the extent required. The shares of common stock issued to the Helix Equity Holders and the GGC Equity Holders in connection with the Helix Stock Consideration and GGC Stock Consideration were issued pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended, afforded by Section 4(a)(2) thereof and Rule 506 of Regulation D promulgated thereunder, for the sale of securities not involving a public offering.

Item 8.01 Other Events.

On June 3, 2021, the Company issued a press release announcing the Helix Closing and the GGC Closing. A copy of the press release is provided as Exhibit 99.1 to this Current Report.

Item 9.01. Exhibits.

(a)	Financial Statements of Businesses Acquired.

Pursuant to Item 9.01(a)(4) of Form 8-K, the Company intends to file the financial information required by this paragraph (a) of Item 9.01 as an amendment to this Form 8-K within seventy-one days of the date of this Current Report on Form 8-K as filed with the Securities and Exchange Commission.

(b)	Pro Forma Financial Information.

Pursuant to Item 9.01(b)(2) of Form 8-K, the Company intends to file the financial information required by this paragraph (b) of Item 9.01 as an amendment to this Form 8-K within seventy-one days of the date of this Current Report on Form 8-K as filed with the Securities and Exchange Commission.

(d) Exhibits

Exhibit No.	Exhibit

10.1	Indemnification Escrow Agreement, dated June 1, 2021, by and among Esports Entertainment Group, Inc., Helix Holdings, LLC, the equity holders of Helix Holdings, LLC and Lucosky Brookman LLP

10.2	Assignment of Membership Interest, dated June 1, 2021, by and between Esports Entertainment Group, Inc. and the equity holders of Helix Holdings, LLC
10.3	Form of Helix Employment Agreement
10.4	Form of Helix and GGC Non-Compete, Non-Solicitation and Non-Disclosure Agreement
10.5	Indemnification Escrow Agreement, dated June 1, 2021, by and among Esports Entertainment Group, Inc., ggCIRCUIT LLC, the equity holders of ggCIRCUIT, LLC and Lucosky Brookman LLP
10.6	Assignment of Membership Interest, dated June 1, 2021, by and between Esports Entertainment Group, Inc. and the equity holders of ggCIRCUIT LLC
99.1	Press Release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESPORTS ENTERTAINMENT GROUP, INC.

Dated: June 7, 2021	By:	/s/ Grant Johnson
Grant Johnson Chief Executive Officer

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